UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2004 (August 12, 2004)

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-50239	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Item 7.                                                           Financial Statements and Exhibits

(c)           Exhibits

99.1        Press Release of Accuride Corporation, dated August 12, 2004.

Item 12.                                                    Results of Operations and Financial Condition

On August 12, 2004, Accuride Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004.  A copy of this press release, including information concerning forward-looking statements and factors that may affect future results, is attached hereto as Exhibit 99.1.  This press release is being furnished, not filed, under Item 12 in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	August 13, 2004	/s/ John R. Murphy

John R. Murphy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Accuride Corporation, dated August 12, 2004.